September 8, 2017

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Prudential Discovery Premier Group Variable Contract Account

(File No. 811-09799)

Discovery Premier Group Retirement Annuity II

(File No. 333-95637)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the semi-annual reports made with the Commission by the underlying mutual funds within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the dates indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual reports with respect to the funds and portfolios specified below:

1.	Filer/Entity:	Variable Insurance Products Fund II
	Registration No.:	811-05511
	CIK No.:	0000831016
	Accession No.:	0001379491-17-005604
	Date of Filing:	2017-08-23

	Share Class:	Initial Class

VIP Contrafund Portfolio

2.	Filer/Entity:	Variable Insurance Products Fund III
	Registration No.:	811-07205
	CIK No.:	0000927384
	Accession No.:	0001379491-17-005593
	Date of Filing:	2017-08-23

	Share Class:	Initial Class

VIP Mid Cap Portfolio

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Director & Corporate Counsel